Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana	October 28/09
Signature of Authorized Individual*	Date

Blake S. Tohana	EVP & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	2,790,242	0		544,739	3,334,981		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE							90,752
LOANS AND ADVANCES
SALE OF ASSETS				7,648,428	7,648,428		7,648,428
OTHER (ATTACH LIST)	1,505,342				1,505,342		23,395,778
TRANSFERS (FROM DIP ACCTS)	1,000,000			97,000	1,097,000		26,330,694

TOTAL RECEIPTS	2,505,342			7,745,428	10,250,770		57,465,652

NET PAYROLL	283,968				283,968		1,705,724
PAYROLL TAXES	163,814				163,814		1,157,491
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES							10,869
INSURANCE	525,990				525,990		7,884,226
ADMINISTRATIVE	156,385				156,385		4,615,991
SELLING
OTHER (ATTACH LIST)	1,010,560				1,010,560		23,320,543

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	547,000				547,000		2,822,528

PROFESSIONAL FEES	1,421,721				1,421,721		7,236,557
U.S. TRUSTEE QUARTERLY FEES							36,639
COURT COSTS
TOTAL DISBURSEMENTS	4,109,438				4,109,438		48,790,568

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(1,604,096)			7,745,428	6,141,332		8,675,084

CASH - END OF MONTH	1,186,146			8,290,167	9,476,313		9,476,313

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$4,109,438
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$547,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$3,562,438

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(9,765)
Funding from various business units		1,400,000
Interest on various bank accounts		11
ATM Revenue net of fees		81,797
Various cash receipts		33,299

OTHER (DISBURSEMENTS)
401K payments/advances		266,641
Employee Travel Expenses		38,695
DIP Loan interest payment		281,039
BMO interest & LC fees		278,709
Ohio Lottery Application Fees		100,000
Directors Retainer		45,476

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	369,831
+ Amounts billed during the period	75,126
- Amounts collected during the period	505
Total Accounts Receivable at the end of the reporting period	444,452

Accounts Receivable Aging
0 - 30 days old	75,126
31 - 60 days old	36,771
61 - 90 days old	57,835
91+ days old	274,720
Total Accounts Receivable	444,452
Amount considered uncollectible (Bad Debt)	3,354
Accounts Receivable (Net)	441,098

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.	Sep 1 – Sep 30, 2009	$178,337	Magna Entertainment Corp.	Wire Payment	9/3/2009	$169,950	$8,387	$1,156,375	$65,282
Kramer Levin Naftalis & Frankel LLP	Jun 1 – Jun 30, 2009	$532,689	Magna Entertainment Corp.	Wire Payment	9/18/2009	$508,390	$24,299	$1,284,746	$51,446
Richards Layton & Finger, P.A.	Jun 1 – Jun 30, 2009	$23,764	Magna Entertainment Corp.	Wire Payment	9/14/2009	$22,015	$1,749	$128,538	$14,713
Weil, Gotshal & Manges LLP	Jun 1 – Jun 30, 2009	$198,857	Magna Entertainment Corp.	Wire Payment	9/14/2009	$194,976	$3,881	$1,664,607	$77,322
Miller Buckfire & Co., LLC	Jun 1 – Jun 30, 2009	$154,584	Magna Entertainment Corp.	Wire Payment	9/14/2009	$120,000	$34,584	$464,516	$100,088
Osler, Hoskin & Harcourt LLP	Jul 1 – Jul 31, 2009	$70,260	Magna Entertainment Corp.	Wire Payment	9/23/2009	$64,329	$5,931	$530,849	$16,226
Alix Partners, LLC								$188,912	$39,168
Blackstone Advisory Services L.P.	Jun 1 – Jun 30, 2009	$133,221	Magna Entertainment Corp.	Wire Payment	9/18/2009	$131,333	$1,888	$474,559	$30,250
Kurtzman Carson Consultants LLC	Jul 1 – Jul 31, 2009	$74,536	Magna Entertainment Corp.	Wire Payment	9/18/2009	$74,536	—	$844,127	—
Pachulski, Stang, Ziehl & Jones LLP	May 1 – May 31, 2009	$11,240	Magna Entertainment Corp.	Wire Payment	9/2/2009	$8,558	$2,682	—	—

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID — CONTINUATION SHEET

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Pachulski, Stang, Ziehl & Jones LLP	Jun 1 – Jun 30, 2009	$11,052	Magna Entertainment Corp.	Wire Payment	9/18/2009	$9,441	$1,611	$59,732	$11,920
Fasken Martineau DuMoulin LLP	Apr 7 – Jul 31, 2009	$33,181	Magna Entertainment Corp.	Wire Payment	9/23/2009	$32,929	$252	$32,929	$252

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising		67,414
Auto and Truck Expense
Bad Debts	3,354	3,354
Contributions
Employee Benefits Programs	30,555	274,941
Insider Compensation*	179,549	705,408
Insurance	150,431	1,003,949
Management Fees/Bonuses	(414,613)	(6,376,196)
Office Expense	(17,933)	12,912
Pension & Profit-Sharing Plans
Repairs and Maintenance	25,777	165,647
Rent and Lease Expense	18,281	256,294
Salaries/Commissions/Fees	226,208	2,025,310
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	31,441	404,758
Utilities
Other (attach schedule)	50,283	1,960,189
Total Operating Expenses Before Depreciation	283,333	503,980
Depreciation/Depletion/Amortization	380,200	5,928,446
Net Profit (Loss) Before Reorganization Items	(663,533)	(6,432,426)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(89,260)	(226,468)
Interest Expense	3,848,083	28,332,420
Other Expense (attach schedule)	38,661	1,671,591
Net Profit (Loss) Before Reorganization Items	(4,461,017)	(36,209,969)
REORGANIZATION ITEMS
Professional Fees	2,000,023	10,528,115
U.S. Trustee Quarterly Fees		36,639
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)	59,118	86,519
Total Reorganization Expenses	2,059,141	10,651,273
Income Taxes		4,621,440
Net Profit (Loss)	$(6,520,158)	$(51,482,682)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Expenses
Write Off of Deferred costs		825,864
TVG Litigation costs	38,661	845,727

Other Operational Expenses

Other Income
ATM Revenues	89,170	220,437
Other Miscellanceous	90	6,031

Other Operating Expenses
Memberships & Subscriptions	3,394	36,408
Audit Fees	(59,000)	(108,284)
Tax Fees	66,806	476,881
Legal Expenses		342,828
Consulting Fees	18,855	176,750
Shareholder Info	2,651	84,046
Trademarks & Logos	320	8,602
Filing & Lobbying	437	112,667
MSI Intercompany Fees	(9,218)	320,948
Bank Service Charges	17,804	157,448
Recruiting		60,000
Foreign Exchange (Gain) / Loss	8,234	291,895
Other Reorganization Expenses
Ground Travel		2,543
Meals	101	101
Office Expense	17	35
Insurance Service Fees		24,840
E&Y Bankruptcy Retention Fees	59,000	59,000

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,191,352	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	8,290,167
Accounts Receivable (Net)	441,098	539,865
Notes Receivable
Inventories
Prepaid Expenses	955,183	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$10,877,800	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,988,926	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,474,785)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,514,141	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,027,745,904	1,023,855,318
TOTAL OTHER ASSETS	$1,027,745,904	$1,023,855,318
TOTAL ASSETS	$1,040,137,845	$1,031,075,906

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	1,484,784
Taxes Payable (refer to FORM MOR-4)
Wages Payable	52,736
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	29,408,683
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	19,134,349	6,269,666
TOTAL POSTPETITION LIABILITIES	$50,080,552	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	230,071,763	216,123,174
Priority Debt
Unsecured Debt	228,323,115	225,537,969
TOTAL PRE-PETITION LIABILITIES	458,394,878	441,661,143

TOTAL LIABILITIES	$508,475,430	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(122,634,324)	(122,634,324)
Retained Earnings - Postpetition	(51,482,682)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$531,662,415	$583,145,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,040,137,845	$1,031,075,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Investments in subsidiaries	525,437,326	523,543,107
Income Taxes Receivable	8,592,151	13,110,591
Deferred taxes Receivable	89,794,850	89,781,850
Other Assets	11,753,437	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	(2,741,516)	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(417,476)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	15,338,518	15,335,309
Intercompany Receivable from Magna Racino	558,459	484,635
Intercompany Receivable from Santa Anita Co. Inc.	72,146,748	72,999,028
Intercompany Payable to San Luis Rey Downs	(6,950,697)	(7,106,529)
Intercompany Payable to Pacific Racing	295,312	(1,406,389)
Intercompany Payable to Bay Meadows	(23,818,104)	(23,818,104)
Intercompany Receivable from Lone Star Park	4,228,366	1,909,994
Intercompany Receivable from Gulfstream Park	98,435,238	105,212,712
Intercompany Receivable from GPRA Training Center	79,800,450	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	26,802,883	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(1,602,019)	(458,456)
Intercompany Receivable from MJC Laurel Park	36,091,923	34,313,644
Intercompany Receivable from MJC Pimlico	14,452,535	13,486,004
Intercompany Receivable from MJC Bowie	792,567	789,365
Intercompany Receivable from Remington Park	15,807,412	20,986,871
Intercompany Receivable from Thistledown	14,516,739	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,805,016)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	3,411,238	3,403,680
Intercompany Receivable from MEC Oregon Racing	13,648,379	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,509,300	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,637	115,552
Intercompany Payable to MGE	(21,058,887)	(20,780,578)
Intercompany Receivable from MI Developments	484,758	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,295,925	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,308,160)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(26,016,486)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	9,330	9,330
Intercompany Receivable from Amtote	10,153,234	5,839,929

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

BALANCE SHEET - continuation sheet

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Audit Accrual	186,276	471,172
Tax Accrual	326,250	269,166
Group RSP	55,332	38,183
Due to Magna International Inc.	1,159,755	1,109,176
Interest Accrual on Convertible Debentures	14,508,542	3,855,417
Interest Accrual on BMO Loan	257,610	—
Estimated IBNR	7,000	7,000
Severance Accrual	243,039	162,619
Legal Accrual	112,534	79,500
FSA Employee Deductions	—	275
ATM Settlement for the Tracks	—	7,344
Consulting Fees	262,420	9,814
Zurich Claim service fee	50,000	50,000
Directors Fees	—	210,000
Bankruptcy Professional Fees Accrual	1,965,591	—
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 31 – September 27, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	(125,528)		165,792	318,992	1,125,528	1,484,784
Wages Payable	52,736					52,736
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	29,408,683					29,408,683
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	19,134,349					19,134,349
Other:
Total Postpetition Debts	48,470,240		165,792	318,992	1,125,528	50,080,552

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).